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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                FORM 8-K/A NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2001
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                       HENDERSON CITIZENS BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)

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          Texas                          33-42286                75-2371232
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(State or other Jurisdiction     (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


201 West Main Street, Henderson, Texas                             75653
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(Address of principal executive offices)                        (Zip Code)

                                 (903) 657-8521
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses to be Acquired.

                  Audited consolidated financial statements of Rusk County Bancshares, Inc. as of and for the period ended December 31, 2000, and unaudited consolidated financial statements of Rusk County Bancshares, Inc. as of and for the periods ended June 30, 2001, and 2000, are included herein.

         (b)      Pro Forma Financial Information.

                  Pro forma financial information is included herein.

         (c)      Exhibits

                           7.1 -  Financial statements of Rusk County
                                  Bancshares, Inc.

                           7.2 -  Pro forma financial information


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HENDERSON CITIZENS BANCSHARES, INC.
                                          (Registrant)


Date: September 18, 2001                  By:   /s/ Milton S. McGee, Jr.
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                                                Milton S. McGee, Jr., President